UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 Main Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 21, 2010, Pegasystems Inc., a Massachusetts corporation (“Pegasystems” or the “Company”), filed a Current Report on Form 8-K to report the completion of its acquisition of Chordiant Software, Inc., a Delaware corporation (“Chordiant”), which was completed on April 21, 2010. This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Pegasystems on April 21, 2010 solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Chordiant Software, Inc. as of September 30, 2009 and 2008 and for each of the three fiscal years in the period ended September 30, 2009 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Chordiant Software, Inc. for the quarterly period ended December 31, 2009 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 14, 2010, by and among Pegasystems Inc., Maple Leaf Acquisition Corp. and Chordiant Software, Inc. (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Pegasystems Inc. on March 15, 2010)

23.1	Consent of BDO USA LLP, independent registered public accounting firm.

99.1	Press Release of Pegasystems Inc., dated April 21, 2010 (Incorporated by reference to Exhibit (a)(5)(v) to the Schedule TO/A filed by Pegasystems Inc. on April 21, 2010)

99.2	Audited consolidated financial statements of Chordiant Software, Inc. as of September 30, 2009 and 2008 and for each of the three fiscal years in the period ended September 30, 2009.

99.3	Unaudited condensed consolidated financial statements of Chordiant Software, Inc. for the quarterly period ended December 31, 2009.

99.4	Unaudited pro forma condensed combined consolidated financial information of Pegasystems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010	Pegasystems Inc.

	By:	/s/ Shawn Hoyt
Shawn Hoyt
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 14, 2010, by and among Pegasystems Inc., Maple Leaf Acquisition Corp. and Chordiant Software, Inc. (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Pegasystems Inc. on March 15, 2010)

23.1	Consent of BDO USA LLP, independent registered public accounting firm.

99.1	Press Release of Pegasystems Inc., dated April 21, 2010 (Incorporated by reference to Exhibit (a)(5)(v) to the Schedule TO/A filed by Pegasystems Inc. on April 21, 2010)

99.2	Audited consolidated financial statements of Chordiant Software, Inc. as of September 30, 2009 and 2008 and for each of the three fiscal years in the period ended September 30, 2009.

99.3	Unaudited condensed consolidated financial statements of Chordiant Software, Inc. for the quarterly period ended December 31, 2009.

99.4	Unaudited pro forma condensed combined consolidated financial information of Pegasystems Inc.